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                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K
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                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of Earliest Event Reported): January 17, 2007

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                        IMPSAT FIBER NETWORKS, INC.
           (Exact name of registrant as specified in its charter)

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           DELAWARE                   000-29085              52-1910372
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 (State or other jurisdiction        (Commission            (IRS Employer
      of incorporation)              File Number)        Identification No.)




                      ELVIRA RAWSON DE DELLEPIANE 150
                              PISO 8, C1107BCA
                          BUENOS AIRES, ARGENTINA
                  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

    Registrant's telephone number, including area code: (5411) 5170-0000



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.     OTHER EVENTS.

     On January 17, 2007, IMPSAT Fiber Networks, Inc. ("Impsat"), a Delaware corporation, issued a press release announcing that its stockholders have approved the Agreement and Plan of Merger among Impsat, Global Crossing Limited ("Global Crossing"), a Bermuda corporation, and GC Crystal Acquisition, Inc., a Delaware corporation and an indirect wholly-owned subsidiary of Global Crossing, dated as of October 25, 2006, pursuant to which GC Crystal Acquisition, Inc. will be merged with and into Impsat. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

     The following is furnished as an Exhibit to this report:

     99.1  Press Release of IMPSAT Fiber Networks, Inc., dated January 17,
2007.

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                                 SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       IMPSAT Fiber Networks, Inc.

Dated: January 17, 2007                By:  /s/ Guillermo V. Pardo
                                            -----------------------------
                                            Name:  Guillermo V. Pardo
                                            Title: Senior Vice President
                                                   Corporate Finance and
                                                   Secretary

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                               EXHIBIT INDEX


Exhibit No.       Description
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99.1              Press Release of IMPSAT Fiber Networks, Inc., dated
                  January 17, 2007.